Exhibit 10.29.2

SECOND AMENDMENT TO

THE TRAVEL & LIFESTYLE SERVICES OPERATING AGREEMENT

This Second Amendment (this "Amendment"), effective as of December 31, 2018 (the "Amendment Effective Date") by and between GBT III B.V., a private company with limited liability organized under the laws of the Netherlands ("GBT Holdco"), and American Express Travel Related Services Company, Inc., a corporation organized under the laws of the State of New York ("Amex") amends the Travel & Lifestyle Services Operating Agreement, dated as of June 30, 2014, as previously amended by the First Amendment to the Travel & Lifestyle Services Operating Agreement, effective as of January 1, 2015 (as such agreement may be further amended from time to time, the "LTOA") by and between GBT Holdco and Amex. Capitalized terms used but not defined herein shall have the respective meanings set forth in the Agreement.

WHEREAS, the Parties desire to amend the LOTA to extend the Expiration Date in accordance with Section 8.02 of the LTOA as set forth below.

NOW, THEREFORE, in consideration of the mutual agreements set forth herein, and intending to be legally bound, the parties hereto agree as follows:

1.            Extension. The definition of "Expiration Date" in Section 1.01 of the LTOA is hereby amended and restated in its entirety as follows:

"Expiration Date" means the date five (5) years and three (3) months from the Effective Date, unless amended or extended pursuant to the terms hereof.

2.            Miscellaneous. Except as specifically stated in this Amendment, the Agreement remains in full force and effect and is not modified or amended hereby and no rights or remedies thereunder are waived hereby. This Amendment may be executed in one or more counterparts, and by the Parties in separate counterparts, each of which, when executed, shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Electronic delivery of an executed counterpart of a signature page to this Amendment shall be effective as delivery of a manually executed counterpart of this Amendment.

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IN WITNESS WHEREOF, GBT Holdco and Amex have caused this Amendment to be executed and delivered as of the date and year first set forth above.

GBT III B.V., a Netherlands private company with limited liability

By:	/s/ Freek Jansen
Name: Freek Jansen
Title: Authorised Signatory

AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC., a New York corporation

By:	/s/Timothy Creber
Name: Timothy Creber
Title: VP American Express

Signature Page to Second Amendment to the Travel & Lifestyle Services Operating Agreement